                         A FRAMEWORK FOR VALUE CREATION
An Overview of LaBarge, Inc.
March 2003

                                  DELIVERING ON
                               OUR STRATEGIC GOALS

*    Focused strategy in diversified markets
*    Strong management team/flexible organizational structure
*    Key manufacturing initiatives
*    Expanded capabilities
*    New customers
*    Strong backlog
*    Excellent balance sheet

                      ELECONTRONICS MANUFACTURING SERVICES
* Contract design and manufacturing services for sophisticated, high-reliability electronics to customers in a wide variety of technology-driven markets

                              EMS INDUSTRY OUTLOOK
*    $100 billion worldwide market
*    Long-term outlook for EMS industry is promising
     - Increasing trend toward outsourcing
     - CEMs expected to be fastest growing segment of worldwide electronics assembly market*
  *Based on the period of 2001 through 2006.  Source:  Manufacturing Market
  Insider

                       LABARGE'S PLACE IN THE EMS INDUSTRY
*    LaBarge's niche:
     -    Low- to mid-volume
     -    High complexity/High reliability
*    Broad array of industries
*    Typically, large technology-driven companies
     - Focused on own core capabilities, boosting efficiencies
     - Seeking to outsource turnkey electronic assemblies

                                FOCUSED STRATEGY
*     Outsourcing partner to OEMs
*    Broad-based manufacturing capabilities
*    Value-added services
*    Expanded system integration capabilities
*    Flexibility

                     COMPETITIVE ADVANTAGE - "ONE-STOP" SHOP
Broad-based specialized capabilities
*    Interconnect Systems
*    Printed Circuit Card Assemblies
*    Higher-level Assemblies
*    Systems Integration

                  COMPETITIVE ADVANTAGE - VALUE-ADDED SERVICES
*    Extensive package of manufacturing services
     - Program management
     - Direct link with customer
     - Design for manufacturability and testability
     - Product design partners
     -    Product redesign for cost reduction

                             EXPANDING CAPABILITIES
                                  AND PROCESSES
*    Improved manufacturing efficiencies
     - Lean methodologies: eliminate waste/increase productivity
     - Supply chain management: reduced material costs and inventory
*    Enhanced capabilities
*    Better capacity utilization
*    Investments in new equipment and technology

DIVERSE MARKETS (revenues by market)
2001
Defense  - 28%
Government - 26%
Oil and Gas - 23%
Aerospace - 12%
Medical - 3%
Other - 4%
Railroad  - 1%
Semiconductor - 3%

2002
Defense  - 38%
Government - 23%
Oil and Gas - 20%
Aerospace - 8%
Medical - 4%
Other - 4%
Railroad  - 2%
Semiconductor - 1%

                       BUILDING MOMENTUM IN DEFENSE MARKET
*    Long-term industry participant
*    Established relationships with prime contractors
*    Growing U.S. defense budget
*    Provides balance to other market segments suffering from soft economy

                              RECENT DEFENSE AWARDS
*    MESA Radar, $9 million from Northrop Grumman (July 2002)
*    Virginia-Class Attack Submarine, $2 million from DRS Power & Control (Dec.
2002)
*    F/A-22 Raptor $3.2 million from Raytheon (Aug. 2002)
*    Vertical Launching System $1.8 million from United Defense (July 2002)
*    AN/FPS-117 Long-Range Radar, $2.7 million from Lockheed Martin (Sept. 2002)

                            ACTIVITY IN OTHER MARKETS
GOVERNMENT SYSTEMS
     * Postal sorting equipment
     * Airport security equipment
OIL AND GAS
     * Oil field services equipment
AEROSPACE
     * Conversions and retrofits
     * Space

                           BACKLOG OF UNSHIPPED ORDERS
                              (dollars in millions)
$104.4 million at December 29, 2002
1999 - $42.7
2000 - $63.4
2001 - $87.9
2002 -$100.7

                              ACQUISITION STRATEGY
*    Aggressively pursuing companies that:
     - Are compatible with LB's core electronics manufacturing business
     - Bring:
               -New customers
               -Enhanced capabilities
               -Manufacturing capacity
     -    Are reasonably priced/accretive to LB's EPS

                    SALE OF SCADANET NETWORK RAILROAD ASSETS
*    Purchased by GE Transportation Systems Global Signaling, LLC
*    Transaction valued at $6.8 million
*    LaBarge will produce ScadaNET hardware for GE
*    LaBarge retains rights to other industries

                               FINANCIAL STRENGTH
Net debt* was $4.4 million at December 29, 2002, down 66% since last fiscal year end.
*Total debt minus cash

TOTAL DEBT-TO-EQUITY
7/2/00 - 103%
7/1/01 - 59%
6/30/02 - 46%
12/29/02 - 37%

                        NET SALES  (dollars in millions)
$47.5 million in the fiscal 2003 first half

1999 - $78.6
2000 - $79.6
2001 - $119.2
2002 - $120.1

                     GROSS MARGIN (as a percentage of sales)
19.5% in the fiscal 2003 first half

1999 - 20.2%
2000 - 22.5%
2001 - 20.8%
2002- 19.5%

                           DILUTED EARNINGS PER SHARE
$.03 per diluted share in the fiscal 2003 first half

1999 - (0.20)
2000 - 0.11
2001 - 0.26
2002 - 0.26

          SELLING & ADMINISTRATIVE EXPENSES (as a percentage of sales) 17.9% in the fiscal 2003 first half

1999 - 16.5%
2000 - 20.3%
2001 - 14.4%
2002 - 14.1%

EMS INDUSTRY RELATIVE STOCK PRICE PERFORMANCE

JANUARY 2002 - FEBRUARY 2003
Date LB   $100M -- $499M $500M -- $2B   More than $2B
31-Dec-01 100.00%   100.00%   100.00%   100.00%
02-Jan-02 99.71%    99.78%    101.49%   103.54%
03-Jan-02 99.71%    103.31%   105.90%   109.31%
04-Jan-02 100.00%   103.02%   108.49%   110.62%
07-Jan-02 104.41%   102.19%   113.55%   110.61%
08-Jan-02 104.41%   102.57%   112.30%   109.63%
09-Jan-02 106.18%   105.05%   110.12%   111.17%
10-Jan-02 113.24%   103.24%   112.79%   110.51%
11-Jan-02 114.71%   105.54%   112.03%   104.82%
14-Jan-02 112.65%   104.23%   112.20%   102.77%
15-Jan-02 109.12%   105.19%   112.69%   104.46%
16-Jan-02 106.18%   102.75%   110.83%   98.15%
17-Jan-02 105.88%   105.02%   110.59%   102.08%
18-Jan-02 105.88%   101.14%   106.84%   98.68%
22-Jan-02 123.24%   107.17%   103.53%   93.76%
23-Jan-02 123.53%   106.83%   102.20%   98.83%
24-Jan-02 127.35%   113.33%   106.65%   98.34%
25-Jan-02 121.47%   108.11%   106.23%   95.99%
28-Jan-02 142.65%   112.69%   103.08%   95.01%
29-Jan-02 133.24%   109.04%   101.67%   93.50%
30-Jan-02 149.71%   111.85%   102.95%   93.83%
31-Jan-02 132.35%   109.05%   104.51%   95.36%
01-Feb-02 131.18%   107.73%   104.98%   93.28%
04-Feb-02 139.71%   110.64%   102.80%   87.57%
05-Feb-02 144.12%   110.62%   103.23%   84.58%
06-Feb-02 138.82%   104.02%   105.29%   83.25%
07-Feb-02 127.94%   101.38%   101.16%   81.77%
08-Feb-02 127.65%   101.95%   101.36%   83.22%
11-Feb-02 122.06%   101.17%   102.75%   84.70%
12-Feb-02 120.59%   100.09%   102.97%   84.16%
13-Feb-02 120.59%   101.06%   101.97%   83.97%
14-Feb-02 127.65%   102.28%   105.98%   84.35%
15-Feb-02 119.71%   99.27%    106.80%   81.97%
19-Feb-02 126.47%   99.60%    104.34%   77.97%
20-Feb-02 126.47%   100.86%   109.81%   77.61%
21-Feb-02 126.76%   97.93%    105.23%   73.52%
22-Feb-02 135.29%   100.26%   105.32%   71.96%
25-Feb-02 126.47%   100.78%   111.69%   75.58%
26-Feb-02 129.41%   103.22%   114.83%   72.72%
27-Feb-02 127.94%   101.98%   120.69%   73.71%
28-Feb-02 125.00%   101.07%   107.77%   69.53%
01-Mar-02 122.65%   102.06%   111.25%   70.87%
04-Mar-02 121.47%   103.44%   122.06%   82.02%
05-Mar-02 123.53%   105.33%   122.05%   85.09%
06-Mar-02 125.59%   107.31%   122.41%   86.94%
07-Mar-02 123.53%   107.08%   123.42%   88.93%
08-Mar-02 123.53%   108.55%   127.89%   93.70%
11-Mar-02 125.00%   109.70%   126.86%   90.74%
12-Mar-02 125.00%   108.57%   124.44%   84.87%
13-Mar-02 125.00%   106.13%   124.85%   80.91%
14-Mar-02 137.06%   109.82%   123.43%   80.29%
15-Mar-02 132.94%   108.93%   121.29%   79.90%
18-Mar-02 129.71%   110.53%   121.52%   79.04%
19-Mar-02 131.18%   111.66%   122.12%   77.25%
20-Mar-02 142.65%   113.85%   120.51%   77.16%
21-Mar-02 147.06%   110.18%   121.81%   79.07%
22-Mar-02 138.24%   111.01%   123.36%   78.14%
25-Mar-02 130.88%   107.42%   119.52%   74.41%
26-Mar-02 132.35%   108.46%   121.12%   75.19%
27-Mar-02 133.82%   109.94%   119.45%   76.39%
28-Mar-02 140.59%   112.92%   117.87%   79.52%
01-Apr-02 138.82%   113.80%   116.49%   81.85%
02-Apr-02 151.18%   114.67%   117.64%   78.65%
03-Apr-02 164.71%   115.03%   112.86%   77.03%
04-Apr-02 155.88%   117.15%   114.20%   77.89%
05-Apr-02 156.76%   113.98%   115.19%   75.94%
08-Apr-02 152.06%   112.86%   112.44%   73.53%
09-Apr-02 140.00%   113.45%   110.73%   72.07%
10-Apr-02 140.59%   113.80%   113.84%   70.03%
11-Apr-02 145.29%   112.25%   111.85%   69.73%
12-Apr-02 146.18%   116.13%   115.21%   71.15%
15-Apr-02 136.76%   114.11%   112.33%   72.05%
16-Apr-02 140.00%   117.03%   116.25%   77.28%
17-Apr-02 143.53%   117.86%   118.09%   76.33%
18-Apr-02 143.53%   116.53%   116.56%   74.25%
19-Apr-02 137.65%   117.88%   118.12%   75.00%
22-Apr-02 139.71%   118.67%   115.19%   73.07%
23-Apr-02 132.65%   120.10%   115.35%   71.22%
24-Apr-02 133.82%   114.74%   115.00%   68.18%
25-Apr-02 129.41%   112.47%   113.84%   68.25%
26-Apr-02 126.76%   109.52%   112.00%   66.69%
29-Apr-02 123.53%   111.17%   111.54%   66.25%
30-Apr-02 120.59%   110.13%   113.89%   66.62%
01-May-02 118.24%   109.79%   112.38%   66.04%
02-May-02 122.06%   110.32%   110.19%   63.99%
03-May-02 123.53%   109.80%   110.54%   62.98%
06-May-02 122.06%   106.25%   102.92%   62.35%
07-May-02 120.88%   103.94%   106.74%   61.50%
08-May-02 132.06%   108.26%   109.93%   70.67%
09-May-02 135.00%   106.96%   107.26%   69.15%
10-May-02 139.41%   106.21%   104.92%   66.21%
13-May-02 133.82%   105.73%   111.40%   70.43%
14-May-02 132.35%   109.00%   111.81%   75.85%
15-May-02 131.76%   105.52%   111.15%   79.90%
16-May-02 125.59%   105.82%   110.75%   80.24%
17-May-02 123.53%   105.71%   109.59%   80.00%
20-May-02 126.47%   103.94%   108.07%   77.62%
21-May-02 122.35%   101.87%   107.23%   74.90%
22-May-02 123.53%   101.03%   108.41%   75.56%
23-May-02 122.06%   99.06%    107.67%   77.06%
24-May-02 126.47%   97.59%    106.35%   74.96%
28-May-02 126.47%   97.46%    105.53%   74.82%
29-May-02 129.41%   96.41%    102.96%   71.91%
30-May-02 126.47%   100.07%   103.23%   71.59%
31-May-02 127.94%   95.73%    102.14%   71.74%
03-Jun-02 120.59%   92.95%    101.77%   67.96%
04-Jun-02 122.06%   92.70%    97.49%    64.00%
05-Jun-02 123.53%   93.10%    98.58%    64.94%
06-Jun-02 123.53%   91.98%    97.30%    61.87%
07-Jun-02 122.94%   95.08%    95.40%    61.29%
10-Jun-02 118.82%   92.77%    94.82%    60.49%
11-Jun-02 120.59%   92.43%    96.11%    57.99%
12-Jun-02 120.59%   95.71%    96.20%    58.37%
13-Jun-02 119.12%   94.11%    94.22%    56.13%
14-Jun-02 117.35%   93.94%    95.17%    55.82%
17-Jun-02 117.94%   94.44%    95.25%    56.90%
18-Jun-02 119.12%   93.53%    94.32%    54.73%
19-Jun-02 119.12%   87.85%    92.92%    54.63%
20-Jun-02 119.12%   88.60%    88.50%    52.29%
21-Jun-02 119.12%   87.41%    87.81%    52.93%
24-Jun-02 120.59%   87.80%    89.43%    54.28%
25-Jun-02 119.41%   82.63%    83.36%    51.24%
26-Jun-02 113.24%   83.67%    84.17%    49.71%
27-Jun-02 114.71%   81.44%    90.88%    52.09%
28-Jun-02 116.18%   82.69%    96.22%    53.02%
01-Jul-02 117.65%   83.42%    88.58%    47.96%
02-Jul-02 113.24%   81.59%    92.23%    45.31%
03-Jul-02 102.94%   76.53%    93.39%    47.70%
05-Jul-02 108.82%   81.55%    94.05%    52.49%
08-Jul-02 107.35%   78.37%    93.58%    48.46%
09-Jul-02 110.00%   79.29%    91.44%    47.15%
10-Jul-02 117.65%   81.35%    88.40%    44.12%
11-Jul-02 114.71%   78.76%    85.81%    48.37%
12-Jul-02 110.59%   79.25%    85.67%    49.22%
15-Jul-02 106.18%   74.78%    81.02%    51.20%
16-Jul-02 100.00%   75.06%    83.53%    49.53%
17-Jul-02 100.29%   71.79%    82.62%    48.98%
18-Jul-02 100.88%   69.82%    81.99%    50.27%
19-Jul-02 93.24%    71.86%    77.13%    47.39%
22-Jul-02 86.47%    67.72%    72.51%    46.14%
23-Jul-02 86.47%    62.63%    68.09%    43.07%
24-Jul-02 89.71%    62.68%    67.80%    44.85%
25-Jul-02 88.24%    63.19%    62.31%    39.67%
26-Jul-02 92.35%    65.71%    58.93%    39.72%
29-Jul-02 94.71%    68.60%    65.41%    43.67%
30-Jul-02 97.06%    69.26%    64.23%    45.76%
31-Jul-02 97.06%    66.72%    64.11%    44.07%
01-Aug-02 100.00%   63.64%    63.88%    43.38%
02-Aug-02 91.18%    63.16%    62.17%    41.60%
05-Aug-02 88.82%    60.18%    60.30%    39.23%
06-Aug-02 95.29%    64.96%    62.84%    41.79%
07-Aug-02 95.59%    60.86%    63.85%    41.69%
08-Aug-02 94.12%    65.07%    64.85%    43.30%
09-Aug-02 95.59%    62.27%    64.61%    42.96%
12-Aug-02 96.76%    64.52%    63.06%    42.11%
13-Aug-02 94.12%    63.44%    60.88%    40.22%
14-Aug-02 94.41%    61.69%    63.83%    42.38%
15-Aug-02 92.65%    60.67%    64.01%    44.03%
16-Aug-02 92.65%    59.82%    67.47%    46.69%
19-Aug-02 91.76%    62.61%    70.48%    47.85%
20-Aug-02 93.53%    63.13%    68.98%    46.33%
21-Aug-02 95.00%    64.47%    70.47%    48.44%
22-Aug-02 85.29%    63.71%    73.33%    49.87%
23-Aug-02 82.35%    63.10%    68.21%    47.16%
26-Aug-02 85.29%    62.01%    69.19%    48.26%
27-Aug-02 85.29%    60.93%    67.90%    46.33%
28-Aug-02 85.88%    61.27%    64.82%    44.87%
29-Aug-02 88.24%    59.64%    65.34%    46.06%
30-Aug-02 86.76%    60.17%    66.11%    45.89%
03-Sep-02 90.00%    61.34%    65.38%    43.70%
04-Sep-02 93.24%    62.11%    63.81%    45.33%
05-Sep-02 89.41%    58.01%    63.75%    44.21%
06-Sep-02 87.65%    57.31%    67.39%    46.83%
09-Sep-02 88.24%    58.06%    66.95%    46.94%
10-Sep-02 88.82%    57.99%    68.67%    47.26%
11-Sep-02 87.06%    57.37%    68.75%    47.97%
12-Sep-02 89.41%    56.49%    67.16%    45.86%
13-Sep-02 87.06%    57.83%    67.05%    42.91%
16-Sep-02 90.59%    55.33%    63.60%    40.32%
17-Sep-02 91.18%    56.38%    62.07%    39.50%
18-Sep-02 94.12%    57.68%    59.22%    36.12%
19-Sep-02 95.59%    53.61%    56.86%    34.86%
20-Sep-02 92.65%    53.09%    58.73%    33.58%
23-Sep-02 88.53%    51.47%    56.58%    31.72%
24-Sep-02 88.24%    49.21%    54.78%    31.12%
25-Sep-02 88.82%    50.11%    56.97%    34.05%
26-Sep-02 88.53%    49.82%    54.91%    33.81%
27-Sep-02 88.53%    48.67%    53.39%    33.22%
30-Sep-02 88.24%    47.27%    52.65%    31.83%
01-Oct-02 88.24%    49.13%    56.09%    33.44%
02-Oct-02 88.24%    47.49%    58.02%    30.88%
03-Oct-02 87.94%    47.97%    55.81%    31.57%
04-Oct-02 86.76%    46.70%    50.48%    27.61%
07-Oct-02 85.00%    44.79%    46.04%    26.21%
08-Oct-02 84.71%    46.11%    42.22%    25.52%
09-Oct-02 85.88%    45.19%    48.06%    25.31%
10-Oct-02 84.12%    45.14%    46.45%    26.59%
11-Oct-02 84.71%    48.61%    48.17%    28.30%
14-Oct-02 83.82%    50.13%    47.60%    27.56%
15-Oct-02 85.00%    50.43%    50.90%    30.90%
16-Oct-02 80.88%    49.27%    49.31%    27.79%
17-Oct-02 83.82%    51.77%    51.85%    29.11%
18-Oct-02 87.94%    57.44%    51.21%    29.17%
21-Oct-02 87.35%    55.39%    54.01%    31.82%
22-Oct-02 88.24%    57.92%    50.03%    30.76%
23-Oct-02 92.65%    58.42%    55.94%    33.11%
24-Oct-02 92.65%    58.80%    55.68%    33.10%
25-Oct-02 94.12%    63.36%    58.56%    34.31%
28-Oct-02 94.12%    63.02%    59.83%    34.25%
29-Oct-02 92.65%    60.65%    56.81%    32.31%
30-Oct-02 94.12%    63.50%    60.32%    34.82%
31-Oct-02 88.53%    62.81%    58.83%    34.44%
01-Nov-02 88.24%    64.98%    60.31%    36.48%
04-Nov-02 94.12%    65.49%    64.36%    39.79%
05-Nov-02 97.65%    68.04%    64.51%    39.62%
06-Nov-02 95.59%    67.30%    66.05%    41.66%
07-Nov-02 85.00%    63.05%    62.20%    38.03%
08-Nov-02 76.47%    60.13%    62.06%    36.83%
11-Nov-02 77.94%    59.56%    59.07%    34.44%
12-Nov-02 77.06%    58.93%    61.16%    35.83%
13-Nov-02 82.35%    59.80%    60.73%    37.03%
14-Nov-02 82.35%    62.06%    65.43%    39.81%
15-Nov-02 82.35%    61.61%    65.20%    40.15%
18-Nov-02 85.29%    59.33%    60.29%    39.42%
19-Nov-02 82.35%    59.32%    60.28%    37.99%
20-Nov-02 82.35%    62.79%    62.64%    41.16%
21-Nov-02 87.65%    62.83%    67.99%    45.43%
22-Nov-02 92.65%    63.86%    69.54%    47.75%
25-Nov-02 94.12%    66.61%    70.18%    50.12%
26-Nov-02 94.12%    65.35%    67.56%    47.14%
27-Nov-02 95.59%    68.07%    72.98%    49.89%
29-Nov-02 95.59%    67.42%    73.27%    50.47%
02-Dec-02 94.41%    67.27%    69.80%    50.68%
03-Dec-02 92.65%    66.15%    69.13%    48.34%
04-Dec-02 92.35%    65.73%    68.05%    45.00%
05-Dec-02 88.24%    65.22%    68.56%    44.20%
06-Dec-02 84.41%    63.51%    68.33%    44.59%
09-Dec-02 87.06%    62.32%    66.29%    41.45%
10-Dec-02 86.76%    63.42%    66.48%    43.24%
11-Dec-02 86.76%    62.93%    66.77%    43.32%
12-Dec-02 86.76%    62.96%    68.84%    43.51%
13-Dec-02 86.76%    63.81%    65.91%    41.59%
16-Dec-02 88.24%    65.06%    68.21%    42.99%
17-Dec-02 85.29%    64.86%    67.54%    43.21%
18-Dec-02 86.18%    64.86%    65.36%    40.26%
19-Dec-02 83.82%    63.68%    63.93%    39.44%
20-Dec-02 85.29%    64.15%    65.38%    40.46%
23-Dec-02 81.18%    63.61%    66.05%    40.53%
24-Dec-02 82.35%    62.36%    65.90%    40.25%
26-Dec-02 79.71%    62.69%    65.49%    40.10%
27-Dec-02 85.29%    62.18%    65.95%    39.40%
30-Dec-02 80.88%    61.35%    63.58%    39.12%
31-Dec-02 83.82%    62.09%    67.01%    40.39%
02-Jan-03 88.24%    64.21%    67.50%    42.86%
03-Jan-03 86.76%    64.70%    67.15%    42.54%
06-Jan-03 85.59%    63.40%    71.92%    44.74%
07-Jan-03 86.76%    64.21%    72.53%    46.78%
08-Jan-03 87.06%    63.76%    74.61%    44.78%
09-Jan-03 85.29%    64.69%    77.89%    46.69%
10-Jan-03 85.29%    65.21%    81.57%    46.78%
13-Jan-03 83.82%    64.00%    80.09%    45.30%
14-Jan-03 88.24%    65.57%    80.40%    45.47%
15-Jan-03 89.41%    63.61%    79.24%    44.33%
16-Jan-03 88.53%    63.39%    76.44%    43.22%
17-Jan-03 82.94%    61.55%    73.88%    41.16%
21-Jan-03 82.94%    62.10%    73.99%    39.81%
22-Jan-03 88.24%    61.76%    72.97%    39.72%
23-Jan-03 85.59%    60.84%    76.38%    40.43%
24-Jan-03 86.76%    62.02%    73.42%    39.60%
27-Jan-03 86.76%    61.14%    71.49%    38.69%
28-Jan-03 85.29%    62.41%    72.64%    39.71%
29-Jan-03 83.53%    61.93%    72.88%    38.05%
30-Jan-03 84.12%    58.55%    70.81%    36.59%
31-Jan-03 84.41%    60.68%    71.69%    36.25%
03-Feb-03 84.12%    58.97%    71.81%    35.63%
04-Feb-03 83.82%    59.07%    72.00%    35.22%
05-Feb-03 83.82%    58.04%    73.76%    35.85%
06-Feb-03 84.12%    57.04%    74.24%    34.89%
07-Feb-03 83.82%    55.71%    74.31%    34.47%
10-Feb-03 82.94%    56.29%    74.59%    34.66%
11-Feb-03 83.82%    55.99%    75.02%    34.57%
12-Feb-03 82.65%    55.83%    72.62%    33.53%
13-Feb-03 81.18%    57.17%    73.36%    33.32%
14-Feb-03 80.88%    55.13%    74.96%    34.84%
18-Feb-03 79.71%    55.78%    77.05%    36.75%
19-Feb-03 79.71%    54.95%    77.44%    35.76%
20-Feb-03 77.94%    56.75%    76.75%    36.25%
21-Feb-03 80.88%    55.87%    77.55%    36.28%
24-Feb-03 83.53%    55.51%    76.42%    35.67%
25-Feb-03 82.35%    55.70%    77.14%    35.89%
26-Feb-03 80.88%    54.99%    76.56%    35.18%
27-Feb-03 79.41%    56.90%    75.55%    36.02%
28-Feb-03 80.88%    54.49%    76.60%    37.74%
                                 RESULTS/OUTLOOK
*    Challenges from economic uncertainty/delays in planned shipments
*    Weakest quarter was FY03 first quarter
*    Second-quarter improved from first quarter
*    Record backlog supports growth in future quarters
*    Expect further growth in backlog
* Anticipate stronger sales and profits in second half, especially in fourth quarter
          LABARGE'S FOCUSED COMMITMENT TO AGGRESSIVE, PROFITABLE GROWTH
*    Excellent reputation and customer base in diverse industries
*    Significant growth potential in defense
*    Investment in people, facilities and technology
*    Broadening our reach
  -    Target new customers
  -    Attain new proprietary skills
  -    Seek attractive EMS industry acquisitions
*    Increased bidding activity/strong backlog
*    Excellent balance sheet